Consolidated statement of comprehensive income - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Consolidated statement of comprehensive income
(Loss)/profit for the year	€ (2,516)	€ 11	€ (335)
Items that will not be reclassified to profit or loss
Remeasurements of defined benefit plans	624	414	388
Income tax related to items that will not be reclassified to profit or loss	(140)	(95)	(90)
Items that may be reclassified subsequently to profit or loss
Translation differences	(1,232)	260	401
Net investment hedges	266	(58)	(73)
Cash flow and other hedges	15	(2)	(53)
Financial assets at fair value through other comprehensive income	47	8	(45)
Other increase, net	3		1
Income tax related to items that may be reclassified subsequently to profit or loss	25	11	33
Other comprehensive (loss)/income, net of tax	(392)	538	562
Total comprehensive (loss)/income for the year	(2,908)	549	227
Attributable to:
Equity holders of the parent	(2,914)	545	221
Non-controlling interests	€ 6	€ 4	€ 6